QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

SECTION 906 CERTIFICATION

        The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Allegiance Telecom, Inc. (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

	By:	/s/ THOMAS M. LORD Name: Thomas M. Lord Title: Executive Vice President of Corporate Development and Chief Financial Officer
Dated: November 14, 2002

QuickLinks

  Exhibit 99.2
SECTION 906 CERTIFICATION